UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 27, 2011

TECTON CORPORATION

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

333-141817
(Commission File Number)	(IRS Employer Identification No.)

15500 Roosevelt Blvd, Suite 301

Clearwater, FL, 33760

(Address of principal executive offices and zip code)

(727) 502-0508

 (Registrant’s telephone number including area code)

Althardstrasse 10
CH-8105 Regensdorf, Switzerland

 (Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1—Registrant’s Business and Operations

Item 1.03 Bankruptcy or Receivership

A.

Description and History of Tecton’s Business

Tecton Corporation (“Tecton” or the “Company”) was organized on January 19, 2006, under the laws of the State of Nevada as a wholly owned subsidiary of Hemis Corporation, a public company quoted on the OTC Bulletin Board under the symbol “HMSO.OB”. On December 1, 2006 Hemis declared a dividend in the amount of one common share of Tecton for every $0.0001 of dividend declared, which equated to one common share of Tecton for every 100 shares of Hemis owned as at December 1, 2006. At the same time the dividend was declared, Hemis cancelled its share ownership in Tecton. The effect of this dividend declaration and share cancellation was that Tecton was spun off as an independent company.

Since inception, Tecton had been engaged in the acquisition and development of a portfolio of uranium properties.  Tecton never commenced significant operations and was considered an exploration stage Company, as defined by Statement of Financial Accounting Standards No. 7 (“SFAS 7”).  As of April 30, 2008, the Company had entered into an agreement to acquire a mineral claim with unknown reserves. Tecton has generated no revenues, has incurred expenses, and has sustained losses.  The Company was registered as an extraprovincial company in British Columbia, Canada with an assumed name of Tecton Mineral Corporation in order to register certain mineral claims in Tecton’s name. For the period from inception through April 30, 2008, the Company had accumulated losses of $3,755,655.

Prior to February 24, 2011, Tecton’s principal executive offices were located at Bettlistrasse 35, 8600 Dübendorf, Switzerland.  We paid a Swiss administration company a monthly administrative fee which included rent for the premises.  As of February 24, 2011, our principal executive offices are now located at 15500 Roosevelt Blvd., Suite 300, Clearwater, Florida. Our address for service of process in Nevada is 5348 Vegas Drive, Las Vegas, Nevada, 89108.

B.

Management of Tecton

Prior to February 7, 2011, the officers, directors, managers or other persons in control of Tecton (collectively the “Managers”) were Doug Oliver, Bruno Weiss, Clive Massey, and Norman Meier.  On April 30, 2008, Mr. Doug Oliver resigned from his position as Chief Operating Officer.  Effective May 9, 2008, Mr. Bruno Weiss resigned from his position as Chief Financial Officer.  On May 29, 2008, Mr. Weiss also resigned from his position as a Director of Board of Directors. Mr. Weiss cited irreconcilable differences between him and then President and Chief Execution Officer, Mr. Norman Meier, as the cause for his resignations. On May 21, 2008 Mr. Clive Massey resigned from his position as Vice President of Corporate Development.  Effective May 14, 2008, Norman Meier was appointed as Chief Financial Officer and Principal Accounting Officer. Mr. Meier was also Debtor’s President, Chief Executive Officer, Secretary, Treasurer, and sole Director.  On February 7, 2011, Norman Meier, sole officer and director, resigned from all offices he held and appointed Micah Eldred as Director and President, Chief Executive Officer, Secretary, Chief Financial Officer, and Treasurer.  Immediately thereafter, Mr. Meier resigned from the Board of Directors, leaving the board with Mr. Eldred as the sole officer and director of Tecton.

C.

Events Leading to Chapter 11 Filing

1.

The Decline

On May 30, 2008 Tecton allowed its rights in the Ace of Spades mineral property, located on Texada Island, British Columbia, to expire. The property rights were acquired for $3,267 on December 20, 2006. Subsequently, Tecton did not renew its rights in the property to avoid additional maintenance fees. The rights expired on May 31, 2008.

Effective May 31, 2008, Tecton’s option to acquire a 100% interest in certain mining properties located in San Juan County, Utah (the “Firefly Property”), expired.  Prior to the expiration of the agreement, Tecton incurred exploration expenses of $100,678 in relation to the Firefly Property and made nonrefundable payments to Geoxplor Corp., the holder of the federal mining claims associated with the Firefly Property, of 200,000 Tecton common shares and $200,000.

In May 2008, Tecton delivered notice to Advance Royalty Corporation of its intention not to renew its rights in another 49 claims (the Wapata Lake Property). Tecton’s rights subsequently expired on September 18, 2008.

On or about June 1, 2008, Tecton ceased operations entirely.  Tecton became delinquent in its corporate filings and had its Nevada license revoked.

To date, the only party that has expressed interest in Tecton is Island Capital Management, LLC (“ICM”).  ICM is owed an aggregate of $6,147.70 with respect to the stock transfer agent services rendered and $25,000 with respect to a loan evidenced by a promissory note dated April 27, 2011.

The registration with the State of Nevada was reinstated effective February 14, 2011.

On April 27, 2011, ICM lent Tecton $25,000 to allow Tecton to file for bankruptcy protection in order that Tecton could effectuate a sale of its stock under a chapter 11 plan of reorganization.  The $25,000 was intended to pay the administrative costs of the bankruptcy case up through and including confirmation of an agreed plan of reorganization. Thus, ICM is owed $25,000, above its debt for stock transfer agent services it rendered, on account of this loan. (See Item 2.03 below.)

Against this backdrop, Tecton acknowledged its limited opportunities and filed for Chapter 11 in order to maximize value for its stakeholders by allowing creditors and existing stakeholders to receive (or retain) stock in the reorganized debtor.

2.

Prepetition Settlement Negotiations

Tecton commenced negotiations with the holders of the unsecured claims in order to establish a consensus on the framework for a Chapter 11 plan of reorganization that would satisfy the requirements of section 524(g) of the Bankruptcy Code and treat all creditors and stakeholders fairly and equitably.  In May 2011, counsel for Tecton began discussions with Tecton’s creditors to explore the feasibility of and the potential for a pre-negotiated Chapter 11 plan of reorganization that would afford all the stakeholders an opportunity for some recovery of their claim, if not all.

D.

Chapter 11

Upon receiving consensus among the Tecton’s creditors, the Company filed a pre-negotiated Plan of Reorganization with its Chapter 11 bankruptcy petition on February 2, 2012 in the United States Bankruptcy Court, Middle District of Florida (Case no. 8:12-bk-01564-KRM).  Unfortunately, the US Trustee filed a Motion to Dismiss Case or Alternatively a Motion to Convert Case to Chapter 7.  After discussions with the Trustee, and with the intent to preserve any existing shareholder value, the Company consented to the dismissal and the bankruptcy case was subsequently dismissed on order of the Court on April 2, 2012.

Section 2—Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On April 27, 2011, Tecton entered into a Promissory Note and Security Agreement with ICM for twenty-five thousand dollars ($25,000.00).  The loan is evidenced by an unsecured promissory note (the “Note”) which accrues interest at a rate of 6% per annum.  Interest and outstanding principal on the Note are due in full one hundred and twenty (120) days from the date of the Note (the “Maturity Date”).  Accordingly, this Note is past due.

Form of the Note is attached hereto as Exhibit 10.1

Section 3—Securities and Trading Markets

Item 3.03  Material Modification to Rights of Security Holders

On January 14, 2013, pursuant to the authority granted to directors to take action by unanimous written consent without a meeting in Article II, Section 10, of the Company’s Bylaws and under Section 78.315 of the Nevada Revised Statutes, the Board of Directors amended the Company’s Bylaws to include provisions specifically providing that Nevada Revised Statutes Sections 78.378 through 78.3793 (Acquisition of Controlling Interest) and Sections 78.411 through 78.444 (Combinations with Interested Stockholders) do not apply to the Company.  The Board believes that said amendments are in the best interest of the Company and for the protection of shareholder value.

Amended and Restated Bylaws are attached hereto as Exhibit 3.3.

Section 4—Matters Related to Accountants and Financial Statements

Item 4.01  Changes in Registrant’s Certifying Accountant

A.

Previous Independent Auditors:

On January 16, 2013, the Company advised Peterson Sullivan LLP, of Seattle Washington (“Peterson Sullivan”) that it was dismissed as the company’s principal independent registered public accounting firm.

Peterson Sullivan’s report on the financial statements for the years ended January 31, 2007 and 2008 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

Our Board of Directors participated in and approved the decision to change independent accountants. Through the period covered by the financial audit for the years ended January 31, 2007 and 2008 and including its review of financial statements of the quarterly periods ended April 30, 2007, July 31, 2007, October 31, 2007 and April 30, 2008 there have been no disagreements with Peterson Sullivan on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Peterson Sullivan would have caused them to make reference thereto in their report on the financial statements. Through the interim period January 16, 2013 (the date of dismissal), there have been no disagreements with Peterson Sullivan on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Peterson Sullivan would have caused them to make reference thereto in their report on the financial statements.

We have authorized Peterson Sullivan to respond fully to the inquiries of the successor accountant.

During the years ended January 31, 2007 and 2008 and the interim period through January 16, 2013, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

The Company provided a copy of the foregoing disclosures to Peterson Sullivan prior to the date of the filing of this Report and requested that Peterson Sullivan furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

B.

New Independent Accountants:

On January 16, 2013, the Company engaged Drake, Klein, Messineo, CPAs PA (“DKM”) of Clearwater, Florida, as its new registered independent public accountant. During the years ended January 31, 2007 and 2008 and the interim period through January 16, 2013 (the date of the new engagement), we did not consult with DKM regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by DKM, in either case where  written or oral advice provided by DKM would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Section 5—Corporate Governance and Management

Item 5.01  Changes in Control of Registrant

During January 2013, Endeavour Cooperative Partners, LLC, using its own funds, purchased corporate debt and 19,286,336 shares of company stock in private transactions with former director and officer, Norman Meier, and other existing shareholders, for a total of $25,000.  Accordingly, Endeavour is now a greater than 24% shareholder.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

In the days leading up to June 17, 2008, the officers and directors of the Company resigned leaving Mr. Norman Meier as the sole Director, President, Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer, Secretary and Treasurer.  The Company’s registration with the State of Nevada was allowed to lapse.  On February 7, 2011, Norman Meier appointed Micah Eldred to replace him as sole Director, President, Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer, Secretary and Treasurer.  Mr. Meier’s resignation was not the result of any disagreement or problem with the Issuer, but was solely to help the Company move forward and to increase shareholder value.

On January 14, 2013, Mr. Eldred, believing it to be in the best interest of the Company to bring on additional board members and officers, pursuant to Sections 78.335(5) and the Bylaws, appointed Carl Dilley and Christine Zitman as Directors, to hold said director position until the next shareholder meeting, and Christine Zitman as Secretary/Treasurer, to hold said officer positions until removed by the Board, resignation, or death. Micah Eldred remains as Director, Chairman of the Board, President and Chief Executive Officer.

There are no arrangements or understandings between Mr. Micah Eldred, age 44, and any other person pursuant to which he was selected as to the officer and director positions.  Mr. Eldred is a Managing Partner of Island Capital Management, LLC, which is a creditor of the Company.  In addition, there are no family relationships between Mr. Eldred and any other director or executive officer of the Company.

There are no arrangements or understandings between Mr. Carl Dilley, age 57, and any other person pursuant to which he was selected as to the officer and director positions.  Mr. Dilley is a Managing Partner of Island Capital Management, LLC, which is a creditor of the Company.  In addition, there are no family relationships between Mr. Dilley and any other director or executive officer of the Company.

There are no arrangements or understandings between Ms. Christine Zitman, age 43, and any other person pursuant to which she was selected as to the officer and director positions.   In addition, there are no family relationships between Ms. Zitman and any other director or executive officer of the Company.

Micah Eldred has served as Chief Executive Officer (“CEO”) of Endeavour Cooperative Partners, LLC, and its subsidiaries, Spartan Securities Group, Ltd., Island Capital Management, LLC, and Endeavour Insurance Partners, LLC, for over ten (10) years.  Mr. Eldred holds NASD series 24, 66, and 7 securities licenses and performs retail, investment banking and new listing services functions for Spartan.

Carl Dilley has served as president of Island Stock Transfer, a subsidiary of Island Capital Management, LLC, from 2003 to present and acts as senior executive officer responsible for oversight of day to day operations and is actively involved in the sales and marketing process. He is also an employee of Spartan Securities Group and holds NASD series 24, 66, and 7 securities licenses and performs retail, investment banking and new listing services functions for Spartan. He is also president of Vacation Travel Corp, which operates an on-line travel agency and tour operations situated in Costa Rica and Panama.

Christine Zitman has served as Chief Financial Officer of the Endeavour Cooperative Partners, LLC and its subsidiaries since joining the company in March of 2006. Christine is responsible for oversight of day to day financial operations including but not limited to providing timely, accurate, and compliant financial data.  She is responsible for all financial reporting functions of Endeavour and its subsidiaries. She is also involved in the marketing process to increase our client base for the various companies. Christine received a Bachelor of Science in Accounting from St Francis College in New York City in 1994.

During the past ten (10) years there have been no legal proceedings material to an evaluation of the ability or integrity of Mr. Eldred, Mr. Dilley, nor Ms. Zitman.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01

Financial Statements and Exhibits

NUMBER	EXHIBIT
3.3	Amended and Restated Bylaws
10.1	Promissory Note and Security Agreement
16.1	Letter from Peterson Sullivan LLP, dated January 16, 2013, regarding Change in Certifying Accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECTON CORPORATION
Dated: January 22, 2013	By:	/s/ MICAH ELDRED
Name: Micah Eldred Title: President and Chief Executive Officer